Prudential Investment Portfolios 3

Prudential Real Assets Fund

Supplement dated February 26, 2018 to the Fund’s
Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

Ted Lockwood, MBA, MS, who currently serves as a portfolio manager for the Fund, has announced his intention to retire during the third quarter of 2018.

To reflect these changes, in the Prospectus and the Summary Prospectus, the Fund Summary is hereby revised by including the following notation underneath the chart appearing in “Management of the Fund”:

Note: Mr. Lockwood has announced his intention to retire during the third quarter of 2018.

To further reflect these changes, in the Prospectus, in the section entitled “How the Fund is Managed—Portfolio Managers,” Ted Lockwood’s professional biography is amended by including the notation that Mr. Lockwood has announced his intention to retire during the third quarter of 2018.

LR1025